UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 9, 2004
(Date of earliest event reported)

Liberty Self-Stor, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-30502	94-6542723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8500 Station Street, Suite 100 Mentor, Ohio		44060
(Address of principal executive offices)		(Zip Code)

(440) 974-3770
(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

     On January 9, 2004, Liberty Self-Stor, Inc. filed a press release announcing the appointment of C. Jean Mihitsch as Liberty’s new Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

(c)	Exhibits:

99.1	Liberty Self-Stor, Inc. Press Release dated January 9, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SELF-STOR, INC.

	By:	/s/ Thomas J. Smith

	Name:	Thomas J. Smith
	Title:	President and Chief Operating Officer

Dated: January 21, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Liberty Self-Stor, Inc. Press Release dated January 9, 2004.